Exhibit 99.2

 Alliance Data   Third Quarter 2020 ResultsOctober 29, 2020Ralph Andretta – President & CEOTim King – EVP & CFO

 Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, initiation or completion of strategic initiatives, future dividend declarations, and future economic conditions, including, but not limited to, fluctuation in currency exchange rates, market conditions and COVID-19 impacts related to relief measures for impacted borrowers and depositors, labor shortages due to quarantine, reduction in demand from clients, supply chain disruption for our reward suppliers and disruptions in the airline or travel industries.We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

 Key Highlights  Strong financial results across key metricsContinued progress on strategic prioritiesInvestment in initiatives to drive long-term growth  3

   $2.79 Diluted EPS  $1.1B Revenue  $133MM Net income  Credit sales of $6.2 billion in 3Q20 represented a 28% increase versus 2Q20 Average receivables declined 5% versus 2Q20 due to the continued impact from COVID-19Credit metrics exceeded our expectations with a net loss rate of 5.8% for the quarterAIR MILES® reward miles issued and redeemed improved 18% and 13% respectively versus 2Q20  4  2020 Third Quarter Financial HighlightsStrong results across key metrics  $250MM Adj. EBITDA, net

Card Services Performance Highlights

Encouraging credit sales trends emerging across channels and verticals

- Credit sales improved **28%** from 2Q20 as retailers continued reopening & consumer spend improved
  - Credit sales from diversified verticals* represented 65% of sales in 3Q20 vs 55% in 2019
  - Beauty, home décor, general retail, and hard goods all returned to positive year-over-year sales growth

Credit sales continue to rebound from pandemic lows across channels



15%
-17%
-2%
-23%
-20%
-78%
Pre-COVID 1/1-3/14
Shut down 3/15-4/30
Reopen 5/1-6/30
Recovery 7/1-8/31
Sep 9/1-9/30
2020 year-over-year growth
92%
28%
27%
-15%
3Q20 vs. 2Q20
Sequential growth driven by store reopening and multi-channel spend
Total sales
In-store brand sales
In-person store brand sales for both PLCC & Co-Brand cards
Online brand sales
Online brand sales for both PLCC & Co-Brand cards
Non-brand sales
Both online and in-person non-brand sales for Co-Brand card

**Diversified verticals represent verticals outside of specialty apparel, department stores, and jewelry*

AllianceData.

©2020 ADS Alliance Data Systems, Inc. Confidential and Proprietary

5

Card Services Performance Highlights

Focus on driving sustained, profitable growth

Partner Renewals

- Renewal of key partner relationships including:
  - **GameStop**, the world's largest video game, consumer electronics and collectibles retailer

Digital and mobile engagement and servicing

  - **Bealls Outlet/Burkes Outlet**, a regional off-price retailer with more than 500 locations

Integrated real-time prescreen and expanded loyalty program

New Vertical Growth

- Market leader in fast-growing specialty retail verticals, including beauty ($530B industry / 7% CAGR)
- Launched two new partnerships:
  - **Sally Beauty**, the largest distributor of professional beauty supplies in the U.S
  - **Salon Centric** (part of L'Oréal), one of the largest distributors of professional salon and beauty supplies in the U.S.
  - Alliance Data now manages the **Top 4** programs in the U.S. beauty industry


SALLY BEAUTY REWARDS
0100 0100 0100 0100
JANE DOE

Customer Expansion

- Strategically offering the new Comenity bankcard to select customers for expanded customer utility
- Cash back rewards and category accelerators that drove higher than expected response rates
- Strong millennial engagement with highest sales/active
- Early metrics suggest strong credit performance trends
- Opportunity to grow via new acquisition and retention strategies comenity

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©2020 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
6

LoyaltyOne® Performance Highlights

Better business conditions lead to sequential 22% revenue improvement over 2Q20

- Reward miles issued and redeemed improved vs 2Q20; however, the year-over-year impact of lower discretionary spend continues
- AIR MILES continues to pivot the rewards portfolio to emphasize more non-travel options, driving higher merchandise redemptions in 3Q20 brandloyalty
happy people

- Revenue improved 37% vs 2Q20 as business conditions strengthened
- With the potential return of COVID-19-related lockdowns in Europe, many retailers continue to delay promotional programs until 2021

AIR MILES program performance



1,344
1,486
1,316
1,053
1,240
80%
81%
76%
58%
55%
3Q19
4Q19
1Q20
2Q20
3Q20
Miles issued (in millions)
Miles redeemed / issued ("burn rate")
Reward miles issued improved from 2Q20 low

AllianceData.

©2020 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

7

Doubling Down on Digital Engagement

Continue to grow and accelerate our next generation of digital experiences

Digital Presentment

presents financing and rewards earlier in the buying experience

45%

of sales are made online
(+33% YOY)



9:41 AM
Carol, You've Been Approved
$3,210
Credit Limit
Great news! Your account is ready to use at checkout. Your new card will arrive in 7-10 days.
CONTINUE
Name on Card
Carol Jones

Digital Application

Frictionless user experience with 65% pre-filled customer data

70%

of applications are digital
(+8% YOY)

Digital Payments

Contactless and wallet integration

66%

of chip cards are contactless with wallet usage doubling YOY

Digital Servicing

Convenient and secure management

78%

of bills are paid digitally
(+6% YOY)

AllianceData

©2020 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

8

Investment Highlights

Product and technology enhancements to support growth and digital acceleration

Bread

- **Point of sale technology platform** which further **enhances our digital product suite**
  - Buy now, pay later
  - Installment loans
- White-label offerings
- Tech stack integrates seamlessly
- **Embedded Growth** strategy
  - Expand to new customer segments and verticals
  - Enhanced penetration with existing customers

fiserv.

- **Modern and scalable** platform
- **Flexible platform enables seamless addition** of new capabilities
- **Operational and product efficiencies** through leading technology
- **Enables focus and investment** on market differentiators
  - Technology
  - Data
  - Digital

EnhancedDigitalSuite

- **Full digital payments solution** including real-time financing and marketing presentment **across the buying journey** from product page to checkout
- **Single API integration** using a software development kit for fast, simple integration
- **Scalable,** one-stop digital integration tool for brand partners

Product Expansion | **Technology Advancement** | **Digital Experiences**

AllianceData.
©2020 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
9

Strategic Acquisition

Expands digital capabilities with installment loan and buy now, pay later products

Bread

Consideration	• $450 million of estimated consideration, of which approximately $100 million is Alliance Data common stock
Financial Impact	• Accelerates ADS growth profile, particularly in rapidly growing ecommerce payments space • Expected to be accretive to EPS within three years
Talent	• Bread's talented team of ~185 employees will join Alliance Data • Bread's development team will focus on current priorities and clients as well as spearheading a new digital innovation hub, in NYC, driving ADS digital initiatives
Expected Timing	• Completion subject to customary closing conditions • Expected to close in the fourth quarter of 2020
Capital Structure	• No incremental leverage required to complete the transaction • Equity element demonstrates confidence in Alliance Data's long-term success • No impact on our capital allocation strategy

AllianceData.

©2020 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

10

2020 Action Items

Deliberate and thoughtful progress balancing the pandemic and future growth

Recover	Rebuild	Regrow
• Associate safety & health • Recession readiness plan • Right-size expense base • Disciplined risk management • Review partnership economics	• Expand digital offerings – Enhanced Digital Suite – POS payment solutions • Technology flexibility & upgrades – Core processing platform • Enhance data & analytics • Prudent Balance Sheet actions	• Focused investment – Align with recovery trend • Further digital enhancements • Sustained, profitable growth • Expense flexibility and discipline • Drive shareholder value

These actions along with our on-going strategic initiatives will focus on profitable growth and driving shareholder value

AllianceData.

©2020 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

11

 Totals may not sum due to rounding; nm = not meaningful  Third Quarter 2020 Results  Revenue   Adjusted EBITDA, net  Earnings Before Tax  12  (1) Percentages based on Card Services and LoyaltyOne segments combined as reported excluding Corporate/Other and intersegment eliminations   ($ in millions, except per share)  3Q20  3Q19  % Change   LoyaltyOne  $185  $246  (25)%   Card Services  $866  $1,192  (27)%   Corporate/Other  -  -  nm  Total Revenue  $1,050  $1,438  (27)%   LoyaltyOne  $18  $(5)  nm   Card Services  $212  $300  (29)%   Corporate/Other  $(55)  $(131)  (58)%  Total Earnings before Tax (EBT)  $176  $164  7%   LoyaltyOne  $40  $58  (31)%   Card Services  $233  $328  (29)%   Corporate/Other  $(24)  $(19)  25%  Adjusted EBITDA, net  $250  $367  (32)%          Income from continuing operations  $133  $122  10%  Income from continuing operations per diluted share  $2.79  $2.41  16%  Pre-Provision, earnings before tax  $384  $462  (17%)  8%  (1)  (1)  (1)

Key Business Metrics

Improving sales and rebound in yield drove sequential revenue improvement

- Credit sales improved on a sequential basis providing optimism that pressure on receivables is subsiding as we move towards the typical fourth quarter seasonal step-up in receivable balances
- Revenue growth on a sequential basis was aided by card gross yield improvement as the impact of COVID-related customer relief on fees was mitigated
- As a result of the revenue growth, expenses increased sequentially, including a $27 million increase in cost of redemptions in our LoyaltyOne business
- Year-over-year fixed cost savings actions remain on track with realized savings of approx. $50 million in 3Q20

Credit sales improved sequentially
($ in billions)



$19.3
$7.8
$19.4
$9.3
$18.6
$6.1
$16.2
$4.8
$15.4
$6.2
28%
3Q19
4Q19
1Q20
2Q20
3Q20
Normalized avg card receivables*
Credit sales

*Normalized card receivables includes held-for-sale receivables

Card Services yield rebounded from 2Q20



24.7%
23.3%
25.5%
20.4%
22.5%
2.4%
2.4%
2.4%
2.5%
2.4%
3Q19
4Q19
1Q20
2Q20
3Q20
Card Services gross yield
Card Services cost of funds

AllianceData.

©2020 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

13

Cardmember Payment Behavior

Payment trends remain favorable with 84% of accounts making a payment in 3Q

- Consumer payments remain strong with increasing payment rates and payments made in full during the quarter
- The COVID-related customer relief program now represents 3% of total card receivables as of quarter-end
  - 73% of enrollees made a payment in 3Q20, up from 55% in 2Q20

Total account payment behavior trends continue to trend upward



82%
81%
82%
82%
84%
22%
22%
23%
21%
23%
3Q19
4Q19
1Q20
2Q20
3Q20
Paid in full
Made a payment

Payment behaviors on accounts enrolled in COVID-related customer relief also continue to improve



55%
Made a payment
2Q20
Paid in full 8%
Payment less than balance in full 47%
No payment 45%
3Q20
Paid in full 10%
No payment 27%
Payment less than balance in full 63%
Made a payment
73%

AllianceData.

©2020 ADS Alliance Data Systems, Inc. Confidential and Proprietary

14

Credit Quality and Allowance

Credit metrics remain resilient


Net loss rates
Max net loss rate since 2005: 10.0%
Avg net loss rate since 2005: ~6.0%
Min net loss rate since 2005: 3.8%
5.6%
6.3%
7.0%
7.6%
5.8%
3Q19
4Q19
1Q20
2Q20
3Q20
--- includes historic quarterly range from 2005-3Q20


Reserve rate
($ in millions)
CECL
$1,065
$1,171
$2,151
$2,096
$2,081
5.9%
6.0%
12.1%
13.3%
13.3%
3Q19
4Q19
1Q20
2Q20
3Q20
ALLL balance
Reserve rate (1)
Reserve rate maintained at 13.3%


Delinquency rate
5.9%
5.8%
6.0%
4.3%
4.7%
3Q19
4Q19
1Q20
2Q20
3Q20
Delinquency rate trending favorably

- CECL adoption impact of $644 million on 1/1/20
- Allowance of $2.1 billion remains flat vs 2Q20, and nearly double 3Q19

(1) Calculated as a percentage of allowance for loan loss to end of period credit card and loan receivables

AllianceData.

©2020 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

15

   Actions taken since 9/30/19:Completed two offerings of senior notes, for $850 million & $500 million maturing in 2024 & 2026, respectivelyRepaid $1.33 billion of term loanExtended the credit facility by 18 months from June 2021 to December 2022Added covenant flexibility: Amended Company’s credit agreement to allow certain covenant flexibility over a specific period beginning in 2021 toincrease the maximum total leverage ratiodecrease the minimum interest coverage ratioincrease the maximum permitted average delinquency ratio  16  Balance Sheet ManagementPrudent actions to opportunistically extend, diversify, and de-risk   Capital structure management:9/30/19 9/30/20$2.86 billion due 06/21 --- 1.75 years $1.48 billion due 12/22 --- 2.25 years $0.85 billion due 12/24 --- 4.25 years $0.50 billion due 01/26 --- 5.33 years

Capital and Liquidity Update

Sufficient corporate liquidity; Banks remain well-capitalized

Parent Level

- Liquidity at 9/30 of $1.2 billion, consisting of cash on hand plus revolver capacity
- Approximately $430 million in cash and cash equivalents, $750 million in unused revolver
- Fully paid down revolver in the third quarter 2020
- The next debt maturity in December 2022 is out more than two years

Bank Level

- Banks finished the quarter with $2.7 billion in cash and $2.6 billion in equity
- Total Risk Based Capital Ratio at 20.1% - double the 10% threshold to be considered well-capitalized; CET1 at 18.8%
- Funding readily available
  - Heavy demand for FDIC-insured deposit products – both direct-to-consumer and brokered
  - Retail deposits have tripled as a percentage of our funding since 2Q19
  - Renewed all three conduits with $3.2 billion of conduit capacity through either April or October 2022

AllianceData.

©2020 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

17

18  Leverage technology as a competitive advantage with continued innovation and a focus on reducing our cost to serve  TechnologyInnovation  Expand our product base to offer a suite of financial solutions that empowers today’s consumers  Product Diversification and Development  Deliver an advanced digital experience for our brand partners and consumers  DigitalAdvancement  Evolution in intelligent automation and analytical sciences to drive incremental insights, retention, and operating leverage  Data Science and Analytics  Strategic InitiativesFocused investment to drive sustainable long-term shareholder value    Active risk management Prudent balance sheet management Disciplined expense management  Key Foundational Elements

 Questions & Answers

 Financial MeasuresIn addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company may present financial measures that are non-GAAP measures, such as constant currency financial measures, pre-provision earnings before taxes, adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA, net of funding costs, core earnings and core earnings per diluted share (core EPS). Constant currency excludes the impact of fluctuations in foreign exchange rates. The Company calculates constant currency by converting our current period local currency financial results using the prior period exchange rates. The Company uses adjusted EBITDA and adjusted EBITDA, net as an integral part of internal reporting to measure the performance and operational strength of reportable segments and to evaluate the performance of senior management. Adjusted EBITDA eliminates the uneven effect across all reportable segments of non-cash depreciation of tangible assets and amortization of intangible assets, including certain intangible assets that were recognized in business combinations, and the non-cash effect of stock compensation expense. In addition, adjusted EBITDA eliminates the effect of the gain (loss) on the sale of a business, strategic transaction costs, asset impairments, restructuring and other charges, and the loss on extinguishment of debt.  Adjusted EBITDA, net is equal to adjusted EBITDA less securitization funding costs and interest expense on deposits. Similarly, core earnings and core EPS eliminate non-cash or non-operating items, including, but not limited to, stock compensation expense, amortization of purchased intangibles, non-cash interest, gain (loss) on the sale of a business, strategic transaction costs, asset impairments, restructuring and other charges, and the loss on extinguishment of debt. The Company believes that these non-GAAP financial measures, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors regarding the Company’s performance and overall results of operations.  20

 Appendix  21

           (in millions, except per share)  3Q20  3Q19  % Change  Revenue  $1,050  $1,438  (27)%  Income from continuing operations  $133  $122  10%  Income from continuing operations per diluted share (EPS)  $2.79  $2.41  16%  Core EPS  $3.45  $5.05  (32)%              Adjusted EBITDA  $340  $481  (29)%  Adjusted EBITDA, net  $250  $367  (32)%  Pre-Provision, earnings before taxes  $384  $462  (17)%              Diluted shares outstanding  47.8  50.4     **********************************************************************************        (Including discontinued operations)           Net income (loss)  $133  $(108)  nm  Net income (loss) per diluted share  $2.79  $(2.13)  nm  Third Quarter 2020 Consolidated Results  22  *nm= not meaningful

 1 Normalized card receivables includes held-for-sale receivables2 Revenue divided by normalized card receivables3 Excludes mark-to-market on held-for-sale receivables and asset impairment charges    3Q20  3Q19  3Q20 vs    2Q20  3Q20 vs        3Q19      2Q20  LoyaltyOne (in millions)              AIR MILES Reward Miles Issued   1,240    1,344   (8)%    1,053  18%  AIR MILES Reward Miles Redeemed   687    1,078   (36)%    608  13%                Card Services ($ in millions)              Credit Sales  $6,152  $7,824  (21)%    $4,799  28%  Average Card Receivables  $15,300  $17,449  (12)%    $16,116  (5)%  Normalized Average Card Receivables 1  $15,356  $19,299  (20)%    $16,204  (5)%  End of Period Receivables  $15,599  $17,928  (13)%    $15,809  (1)%  Total Gross Yield % 2  22.5%  24.7%  (2.2)%    20.4%  2.1%  Operating Expense % 3  9.2%  8.7%  0.5%    9.1%  0.1%  Cost of Funds  2.4%  2.4%  -%     2.5%  (0.1)%  Principal Loss Rate  5.8%  5.6%  0.2%    7.6%  (1.8)%  Reserve Rate  13.3%  5.9%  7.4%    13.3%  -%  Delinquency Rate  4.7%  5.9%  (1.2)%    4.3%  0.4%  Return on Equity  14%  28%  (14)%    15%  (1)%  Key Business Metrics  23

 Bank Capital Ratios  24    1Q20  2Q20  3Q20  Combined Banks        Common Equity Tier 1 Capital Ratio  15.9%  18.3%  18.8%  Tier 1 Capital Ratio  15.9%  18.3%  18.8%  Total Risk Based Capital Ratio  17.3%  19.7%  20.1%  Tier 1 Leverage Capital Ratio  12.8%  14.2%  16.1%